Other Receivables and Other Current Assets, Net - Summary of Other Receivables and Other Current Assets Net (Detail) - USD ($)	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Receivables And Other Current Assets Net [Abstract]
Due from third parties	$ 452,544	$ 383,050
Refundable deposits	16,054	10,517
Others	0	34,429
Allowance for credit losses	(252,947)	(239,594)	$ (264,880)	$ (247,336)
Total other receivables and other current assets, net	$ 215,651	$ 188,402